UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2019

BIGLARI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Indiana	001-38477	82-3784946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17802 IH 10 West, Suite 400

San Antonio, Texas 78257

(Address of principal executive offices) (Zip Code)

(210) 344-3400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, no par value	BH.A	New York Stock Exchange
Class B common stock, no par value	BH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2019, Southern Oil Inc. (a wholly-owned subsidiary of Biglari Holdings Inc.) entered into and completed a Membership Interest Purchase Agreement (the “Purchase Agreement”) with NDT Senior Loan Fund, L.P., Specialty Loan VG Fund, L.P., Lincoln Investment Solutions, Inc., Jade Real Assets Fund, L.P., American United Life Insurance Company, and HPS SLF UE Aggregator, L.P. (collectively, the “Sellers”) to acquire certain offshore oil and gas interests (primarily in the Gulf of Mexico), for a net purchase price of $51,500,000, subject to certain customary purchase price adjustments to be determined in accordance with the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties, and indemnification obligations between the Sellers and Southern Oil Inc.

The foregoing description of the Purchase Agreement is subject to and qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Membership Interest Purchase Agreement, dated as of September 9, 2019, by and among NDT Senior Loan Fund, L.P., Specialty Loan VG Fund, L.P., Lincoln Investment Solutions, Inc., Jade Real Assets Fund, L.P., American United Life Insurance Company, HPS SLF UE Aggregator, L.P. and Southern Oil Inc.

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIGLARI HOLDINGS INC.

Date: September 11, 2019	By:	/s/ Bruce Lewis
Bruce Lewis
Controller